                                                                    EXHIBIT 10.7

         TEMPORARY CERTIFICATE: EXCHANGEABLE FOR DEFINITIVE ENGRAVED
                     CERTIFICATE WHEN READY FOR DELIVERY.

  NUMBER                             BANK                              SHARES
==========                     [LOGO] UNITED                         ==========
NCPA
==========                                                           ==========

10.12% NONCUMULATIVE                                           SEE REVERSE FOR
  PREFERRED STOCK,                                          CERTAIN DEFINITIONS
     SERIES A                                                    AND NOTICE
                           BANK UNITED OF TEXAS FSB
  A FEDERAL STOCK
    SAVINGS BANK


                                                               CUSIP 065414 20 3


- --------------------------------------------------------------------------------
THIS CERTIFIES THAT


IS THE REGISTERED HOLDER OF
- --------------------------------------------------------------------------------
 FULLY PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF $0.01 EACH, OF THE
              10.12% NONCUMULATIVE PREFERRED STOCK, SERIES A OF

BANK UNITED OF TEXAS FSB, transferable on the books of the Bank by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

        Reference is hereby made to the further information concerning the shares represented by this certificate set forth on the reverse hereof.

        The securities represented by this Certificate are not savings accounts, deposits, or other debt obligations of a bank or a savings association and are not insured by the Federal Deposit Insurance Corporation, the Savings Association Insurance Fund or another government agency.

        This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        Witness, the facsimile seal of the Bank and the facsimile signatures of its duly authorized officers.

Dated

                     BANK UNITED OF TEXAS FSB 1988 [SEAL]

/s/ ILLEGIBLE                               Countersigned and Registered:
          PRESIDENT AND                              THE BANK OF NEW YORK,
CHIEF EXECUTIVE OFFICER                            Transfer Agent and Registrar,

/s/ Illegible                               By
              SECRETARY                                     Authorized Signature

                                     NOTICE

        A full statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Bank or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights will be furnished by the Bank, without charge, to any stockholder who so requests, upon application to the Transfer Agent named on the face hereof or to the office of the Secretary of the Bank in Houston, Texas.

        This Certificate and the shares represented hereby are issued, and shall be subject to all of the provisions of the Charter and By-Laws of the Bank and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of the 10.12% Noncumulative Preferred Stock, Series A (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common              UNIF GIFT MIN ACT -- ________   custodian ________
        TEN ENT -- as tenants by the entireties                            (Cust)               (Minor)
        JT TEN  -- as joint tenants with right of                         under Uniform Gifts to Minors
                   survivorship and not as tenants                             ACT_________________
                   in common                                                          (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ___________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

______________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

______________________________________________________________________________


______________________________________________________________________________


_________________________________________________________________________shares of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Bank with full power of substitution in the premises.

Dated__________________________



        SIGNATURE:
                   __________________________________________________________
        NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                   __________________________________________________________
                   The signature should be guaranteed by an eligible guarantor institution pursuant to S.E.C. Rule 17 AD 15.